UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Avid Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for Avid Technology, Inc.'s 2008 Annual Meeting of Stockholders to be held on May 21, 2008.

1.              This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.              Our Notice of the 2008 Annual Meeting, Proxy Statement and 2007 Annual Report to Stockholders are available at www.proxyvote.com.

3.              If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2008 to facilitate timely delivery.

To view the proxy materials, please have your 12-digit Control Number (located on the following page) available and visit: www.proxyvote.com

If you do not wish to access the proxy materials over the Internet, you may request, at no charge, a paper copy of the proxy materials (including a paper proxy card) by mail or an electronic copy of the proxy materials by email. In addition, you may request to receive paper copies of future shareholder communications by mail or electronic copies by email on an ongoing basis. If you wish to make any of the preceding requests, please visit www.proxyvote.com or call 1-800-579-1639 and follow the instructions provided. Alternatively, you may send an email with your request to sendmaterial@proxyvote.com (please include your 12-digit Control Number, located on the following page, in the email subject line). In the absence of any request to the contrary, future shareholder communications may be made available to you over the Internet.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

AVID TECHNOLOGY, INC.
AVID TECHNOLOGY, INC. C/O PROXY SERVICES P.O. BOX TBD FARMINGDALE, NY 11735	Vote In Person If you attend the annual meeting, you may vote in person. You will need to request a ballot at the annual meeting to vote your shares.

Vote Over the Internet

You may vote by proxy over the Internet by visiting www.proxyvote.com anytime prior to 11:59 p.m. EDT on May 20, 2008. Please have this Notice in hand when you visit the website and follow the instructions provided.

Vote by Mail

If you request a paper copy of the proxy materials by mail, you may submit your proxy vote by mail. You will need to mark, sign and date the proxy card and mail it in the postage-paid, pre-addressed envelope included with the proxy materials.

Meeting Location

The 2008 Annual Meeting of Stockholders will be held on May 21, 2008 at 10:00 a.m. EDT at:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

For meeting directions, please call:

978-640-5309

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

1.	To elect the two nominees listed below as Class III Directors to serve for three-year terms.
Nominees:
01) Elizabeth M. Daley
02) Youngme E. Moon

2.	To approve an amendment to the Company's Second Amended and Restated 1996 Employee Stock Purchase Plan.

3.	To approve the Company's Amended and Restated 2005 Stock Incentive Plan.

4.	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.